UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

November 20, 2012
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
5301 Legacy Drive, Plano, Texas 75024

(Address of principal executive offices, including zip code)
(972) 673-7000

(Registrant’s telephone number including area code)
Not Applicable

(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 1.01 Entry into a Material Definitive Agreement.
On November 20, 2012, Dr Pepper Snapple Group, Inc. ("DPS") issued an aggregate of $500 million of senior unsecured notes consisting of $250 million aggregate principal amount of its 2.000% Senior Notes due 2020 (the "2020 Notes") and $250 million aggregate principal amount of its 2.700% Senior Notes due 2022 (the "2022 Notes" and, together with the 2020 Notes, the "Notes") under an Indenture, dated as of December 15, 2009, between DPS and Wells Fargo Bank, N.A., as trustee (the "Base Indenture"), as amended and supplemented by the Fourth Supplemental Indenture thereto, dated as of November 20, 2012, among DPS, the guarantors party thereto and Wells Fargo Bank, N.A. (the "Fourth Supplemental Indenture" and, together with the Base Indenture, the "Indenture"). Interest on the 2020 Notes is payable on January 15 and July 15 of each year, beginning July 15, 2013. Interest on the 2022 Notes is payable on May 15 and November 15 of each year, beginning May 15, 2013. The 2020 Notes mature on January 15, 2020 and the 2022 Notes mature on November 15, 2022. The Notes will not be entitled to any sinking fund. The Notes were issued in an underwritten offering registered under the Securities Act of 1933, as amended. Net offering proceeds, after deducting estimated underwriting discounts and offering expenses, were approximately $494 million. The net proceeds will be used to retire at maturity DPS' 2.350% Senior Notes due December 21, 2012 and for general corporate purposes.
The Notes are unsecured and unsubordinated obligations of DPS, rank equally with DPS' existing and future unsecured and unsubordinated indebtedness, including any borrowings under our senior credit facility, and are senior to all of our future subordinated debt. The Notes are jointly and severally guaranteed on an unsecured and unsubordinated basis by all of our domestic subsidiaries (except two immaterial subsidiaries associated with our charitable activities).
DPS may redeem the 2020 Notes, in whole or in part, at any time, and the 2022 Notes, in whole or in part, at any time prior to August 15, 2022 (three months prior to the maturity date of the 2022 Notes), in each case, at DPS' option, at a redemption price equal to the greater of:

•	100% of the principal amount of the Notes to be redeemed; and

•
the sum of the present value of the Remaining Scheduled Payments (as defined in the Indenture) of the Notes being redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year of twelve 30-day months), at the Treasury Rate (as defined in the Indenture) plus 20 basis points.

plus, in each case, accrued and unpaid interest to the date of redemption.
In addition, at any time on or after August 15, 2022 (three months prior to the maturity date of the 2022 Notes), DPS may redeem the 2022 Notes, in whole or in part, at DPS' option, at a redemption price equal to 100% of the principal amount of the 2022 Notes being redeemed plus accrued and unpaid interest to the date of redemption.
If a change of control triggering event (as defined in the Indenture) occurs, subject to certain exceptions, DPS must give holders of the Notes the opportunity to sell to DPS their Notes, in whole or in part, at a purchase price equal to 101% of the principal amount, plus any accrued and unpaid interest to the date of purchase.
The Indenture contains customary events of default, including:

•	default in any payment of interest on any Note when due, continued for 30 days;

•	default in the payment of principal of or premium, if any, on any Note when due;

•	failure by DPS to comply with its obligations under the Indenture, in certain cases subject to notice and grace periods; and

•	specified events involving bankruptcy, insolvency or reorganization of DPS or certain of its subsidiaries.
If an event of default under the Indenture occurs and is continuing, the trustee may, and at the direction of the holders of at least 25% in principal amount of the outstanding Notes shall, declare the principal of, premium, if any, and accrued and unpaid interest, if any, on the Notes to be due and payable, or, in the case of certain events of default relating to bankruptcy, insolvency or reorganization, those amounts will automatically become immediately due and payable.
DPS and our majority-owned subsidiaries are subject to certain negative covenants under the Indenture governing the Notes. The Indenture limits the ability of DPS and each of our majority-owned subsidiaries to, among other things:

•	incur indebtedness secured by principal properties;

•	enter into certain sale and leaseback transactions with respect to principal properties; and

•	enter into certain mergers, consolidations and transfers of substantially all of our assets.

Other material terms of the Notes, the Indenture and the Fourth Supplemental Indenture are described in the prospectus supplement, dated November 13, 2012, as filed with the Securities and Exchange Commission on November 15, 2012. The terms and provisions of the Notes and Indenture set forth in this Current Report on Form 8-K are qualified in their entirety by reference to the Base Indenture (filed as Exhibit 4.1 to DPS' Current Report on Form 8-K filed on December 23, 2009) and the Fourth Supplemental Indenture, the 2020 Notes (in global form) and the 2022 Notes (in global form), which are attached hereto as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and each of which is incorporated herein by this reference.
As previously reported, on November 13, 2012, DPS entered into an underwriting agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as joint book-running managers and on behalf of the other underwriters parties thereto, in connection with an underwritten public offering of the Notes.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

4.1	Fourth Supplemental Indenture, dated as of November 20, 2012, among Dr Pepper Snapple Group, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee.
4.2	2.000% Senior Note due 2020 (in global form), dated November 20, 2012, in the principal amount of $250,000,000.
4.3	2.700% Senior Note due 2022 (in global form), dated November 20, 2012, in the principal amount of $250,000,000.
5.1	Opinion of Baker Botts, L.L.P.
23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 to this Form 8-K).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DR PEPPER SNAPPLE GROUP, INC.
Date:	November 20, 2012
		By:	/s/ James L. Baldwin
			Name:	James L. Baldwin
			Title:	Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number	Description

4.1	Fourth Supplemental Indenture, dated as of November 20, 2012, among Dr Pepper Snapple Group, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee.
4.2	2.000% Senior Note due 2020 (in global form), dated November 20, 2012, in the principal amount of $250,000,000.
4.3	2.700% Senior Note due 2022 (in global form), dated November 20, 2012, in the principal amount of $250,000,000.
5.1	Opinion of Baker Botts, L.L.P.
23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 to this Form 8-K).